UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc.
One Hartford Plaza
Hartford, Connecticut	06155

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition
On April 28, 2008, The Hartford Financial Services Group, Inc. (“The Hartford”) issued a press release announcing its financial results for the three months ended March 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.
99.1	Press Release of The Hartford Financial Services Group, Inc. dated April 28, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: April 28, 2008	By: Name:	/s/ Beth A. Bombara Beth A. Bombara
	Title:	Senior Vice President and Controller